UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2017.

Partners Fund

Small-Cap Fund

International Fund

Global Fund

June 30, 2017

Advised by Southeatern Asset Management, Inc.®

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;

•	The cash held in the portfolio and when that cash will be invested;

•	The range or distribution of individual P/V’s that comprise the average; and

•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

Cautionary Statement

An index cannot be invested in directly.

Definitions

Active Share measures how much an equity portfolio’s holdings differ from those of the benchmark index.

Cap rate (capitalization rate) is the rate of return on a real estate investment property based on expected income.

EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

EV/EBITDA is a ratio comparing a company’s enterprise value and its earnings before interest, taxes, depreciation and amortization.

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

The Global Financial Crisis (GFC) is a reference to the financial crisis of 2007-2008.

“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value. It is not a guarantee of investment performance or returns.

Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.

P/V (“price to value”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. The ratio represents a single data point about a Fund and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.

Return on capital (ROC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments.

VIX is the CBOE Volatility Index, which reflects the market’s expectation of near-term S&P 500 volatility based on a range of index options.

© 2017 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners

Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Longleaf Partners Funds ∎ 1

Performance Summary	(Unaudited)

Average Annual Returns at June 30, 2017

	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund
(Inception 4/8/87)	7.97%	22.35%	9.82%	2.96%	7.55%	10.52%
S&P 500 Index	9.34	17.90	14.63	7.18	7.15	9.69
Small-Cap Fund
(Inception 2/21/89)	4.95	14.78	13.63	7.56	10.67	11.08
Russell 2000 Index	4.99	24.60	13.70	6.92	7.98	9.64
International Fund
(Inception 10/26/98)	17.96	32.35	9.81	0.88	na	7.81
MSCI EAFE Index	13.81	20.27	8.69	1.03	na	4.58
Global Fund
(Inception 12/27/12)	19.48	42.89	na	na	na	9.38
MSCI World Index	10.66	18.20	na	na	na	10.54

*	Not annualized.

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

As reported in the Prospectus dated May 1, 2017, the total expense ratios for the Longleaf Partners Funds are: Partners Fund 0.95%, Small-Cap Fund 0.91%, International Fund 1.33%, and Global Fund 1.52%. The Funds’ expense ratios are subject to fee waiver to the extent a Fund’s normal annual operating expenses exceed the following percentages of average annual net assets: Partners Fund 1.50%, Small-Cap Fund 1.50%, International Fund 1.75%, and Global Fund 1.65%. Effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund’s expense limit to 1.20%. This voluntary fee waiver for the Global Fund may be discontinued at any time.

Longleaf Partners Funds ∎ 2

Letter To Our Shareholders

All four Longleaf Partners Funds continued to generate positive absolute returns in the second quarter with our gaming related investments meaningfully contributing and helping drive year-to-date (YTD) results ahead of our inflation plus 10% goal, with the exception of the Small-Cap Fund. The Global and International Funds also outperformed their benchmark indices by a wide margin in both the quarter and YTD with particular strength from Asian holdings. Cash was a notable drag on the Funds’ relative performance given the positive returns of the indices. Cash is a temporary by-product of our investment discipline and gives us liquidity to take advantage of new opportunities. The Funds’ performance results are even more impressive when adjusting for risk because we generated the returns with a notable cash weighting that was not susceptible to capital loss.

	YTD	2Q
Partners Fund	7.97%	3.91%
S&P 500 Index	9.34	3.09
Small-Cap Fund	4.95	0.98
Russell 2000 Index	4.99	2.46
International Fund	17.96	8.42
MSCI EAFE Index	13.81	6.12
Global Fund	19.48	9.92
MSCI World Index	10.66	4.03

Past performance does not guarantee future results.

We have delivered substantial absolute returns over the past 12 months, and we believe we can continue to generate good results because our companies have the potential to compound their values above our 8-9% discount rates over the next 3-5 years. Our confidence is based on the following:

•	The Funds remain at a 20-25% discount to our conservative appraisals.

•	Many of the businesses we own have non-earning or under- earning assets that should generate higher earnings over the next 3 years.

•	Several of our larger holdings have recently been or currently are involved in merger activity that should result in upside not assumed in already stated deal synergies.

•	Our corporate partners are prudently reinvesting their balance sheet cash and free cash flow production to increase value per share.

•	Our ongoing engagement with management teams runs deep at a number of our investments, which we believe helps shape positive outcomes.

The eight-plus year bull market in the U.S. has made finding qualifying opportunities more difficult, particularly in larger cap companies. In addition, this year’s strong returns in most markets outside of the U.S. have made our on-deck list of prospective investments light around the world. Because we have sold and trimmed businesses whose prices have moved closer to our appraisals, our cash reserves are higher than normal. In June, we closed the Longleaf Partners Fund due to limited new investments and a high cash position.

Perspective on the U.S. Market

We believe that the U.S. market, using the S&P 500 Index as a proxy, has significant risk embedded today. In part, the flood of money into passive strategies has helped extend the bull market beyond normal valuation metrics. Because passive investing has become so pervasive, when the momentum shifts in the opposite direction — which usually happens unexpectedly — capital flows could move out just as quickly, causing significant losses for those invested in the index.

Passive investing is lower cost than active management and appropriate in many cases. But, when any strategy becomes a “no brainer,” usually the trend has become overextended. The flows out of active strategies and into passive over the last 10 years have accelerated, as shown in the chart below. Because the S&P 500 and most indices are market cap weighted, the largest stocks have become ever larger, pushing prices beyond justifiable valuations with the momentum of inflows.

Longleaf Partners Funds ∎ 3

Letter To Our Shareholders

Passive investments have grown larger and more quickly than the above chart of mutual funds and ETFs indicates because it does not include UCITS funds, target date funds that replicate indices, the equity holdings of central banks around the world, which generally employ indices, or the universe of managers whose portfolios mimic the index with less than 80% Active Share. Active Share (AS) measures the proportion of a fund’s portfolio that differs from the index. The academics who introduced AS say that index funds have 0-20% AS and also categorize managers with 20-60% AS as “closet indexers” because their portfolios do not contain enough differentiation to drive index outperformance. We believe most managers between 60-80% essentially shadow the index as well. They average over 100 stocks, which makes it harder to distinguish from an index, and their historic returns have not differed meaningfully from those of managers with less than 60% AS. The combined asset total of all U.S. equity index and pseudo-index assets makes extrapolating the passive growth of the last ten years dangerous as it ignores the real risk of overextension, given we are already in what we would call a passive indexing bubble.

The active/passive debate is not new. As the following chart shows, performance runs in cycles, and active management is at a low point today. Late in the passive cycle, active investing typically has been declared dead. That declaration has been followed by a strong active management comeback with corresponding disappointment for those who capitulated and owned the index, particularly at its most inflated levels.

Beyond the magnitude of passive assets, other indications of significant risk in U.S. indices include:

•	Valuations as commonly measured by Price/Earnings ratios (P/E) are almost 19x today, well above the 15x average over the last 10 years and the longer term 25-year average of under 17x, which includes multiple bull and bear markets. Considering that today’s earnings reflect margins at historically high levels, the current P/E is even more risky.

•	The more meaningful and alarming measure of Enterprise Value/Earnings Before Interest and Taxes (EV/EBIT) adjusts for the current lower-than-normal interest rate costs of companies by removing interest payments from earnings and looking at overall debt (EV = the value of a company’s debt + its equity price). EV/EBIT has averaged around 12x over the last 10 years and the longer term, but today it stands at almost 15x, a premium that is not justified simply by the market giving credit for any potential tax reform.

•	Complacency is high among investors around the world with YTD volatility close to a multiyear low in Europe, Asia, and the U.S. The VIX, which tracks U.S. expected volatility, is near an all-time low.

•	The spread of bullish versus bearish sentiment is over 36%, a level considered in the “danger zone,” and not far from the bullish levels that preceded other market corrections.[1]

•	The current U.S. bull market has lasted 100 months, much longer than the historic average of 55, and the gain has been 326%, over 50% above the bull market average of 185%.

[1]	Investors Intelligence, “Advisors Sentiment” by John Gray, 28 June 2017

Longleaf Partners Funds ∎ 4

Letter To Our Shareholders

Our Positioning

We have no ability to predict short-term market moves. We, therefore, spend all of our time focused on analyzing individual companies and invest with no regard for how our Funds look versus an index. We believe, however, that our bottom-up intrinsic value investing approach has positioned the Funds with less risk of permanent capital loss than the relevant indices across all of our strategies.

•	Because of the difficulty around the world in finding new investments that meet our criteria, the Funds hold higher than-normal cash that will be deployed when we find the next qualifier but also will serve as a buffer in a market downturn.

•	If there is a market correction, our stocks will not be immune, but our high 95+% Active Share across all of the Partners Funds means the Funds have a much better chance of performing differently when the passive momentum turns negative.

•	Across the Funds, the balance sheets of our companies are in good order, and interest coverage for our U.S. large cap holdings is almost four times higher than at the last market peak just before the Global Financial Crisis.

•	The Global Fund has 35-40% of investments based in the U.S. versus almost 60% for the MSCI World Index, which means less exposure to the most overextended market; and, we believe those U.S. companies we do own are better positioned than the largest cap names that dominate the index.

•	The Partners Fund owns mostly companies that have not been bid up as heavily by indexing, with roughly a quarter of the holdings domiciled outside of the U.S. and most others representing a negligible fraction of the capweighted benchmark’s holdings. Additionally, several of our companies pay no dividend, meaning that the large group of yield-seeking investors (another trend that we do not undertake to discuss here) have bid up the primary competitors with larger dividend yields.

We own select businesses whose fundamentals meet our criteria of strong competitive position with growing intrinsic value, solid management partners, and a stock price that is discounted relative to the value of the company’s free cash flow and/or asset values. We are confident that our companies across all four Longleaf Partners Funds will compound their values at solid rates over the next 3-5 years, and that we will be advantaged liquidity providers in the event of an index correction.

Transitions at Southeastern

Our clients have benefitted from the successful investment approach and partnership-oriented culture that have consistently guided Southeastern for over forty years. More recently, we have broadened the capabilities and responsibilities across the next generation of our research team members and focused analysts where they can add the most value. We are making the leadership transitions noted below which will enable the more senior members of our team to be more deeply involved in investing — the passion that first brought them to Southeastern. We are structuring Southeastern to ensure that the culture and approach that have made us successful in the past are firmly in place as we serve our clients for the next forty years.

Mason Hawkins remains Chairman and CEO of our firm, and Staley Cates is transitioning from President to Vice Chairman, where his focus will be on what is most beneficial to clients and what he enjoys the most — finding investments and managing portfolios. Mason and Staley remain co-managers on the Longleaf Partners Funds. Staley is also managing a subadvisory account that follows Southeastern’s value discipline and has the flexibility to invest in both equities and derivatives. This is another example, along with our Asia Pacific and concentrated European strategies, of allowing senior team members to manage a portfolio outside of the team process that clearly expresses their investment conviction and contributes investment ideas for Southeastern’s broader strategies.

Ross Glotzbach is assuming the title of President, alongside his current role as Head of Research. Ross will work with Southeastern’s Executive Committee to coordinate the firm’s management functions. This expanded responsibility acknowledges Ross’s leadership and importance to the future of our firm. In recognition of his research productivity and successful investment contributions, Ross, who currently serves as a co-manager on Longleaf Partners Small-Cap Fund, will also become a co-manager of Longleaf Partners Fund and the Longleaf Partners U.S. UCITS Fund.

Josh Shores, a 10-year veteran of Southeastern who has covered investments outside of the U.S., first from Memphis, and more recently from London, is moving back to Memphis. His inclusion on the firm’s Executive Committee, which includes Mason, Staley, Ross, and COO/CFO Steve Fracchia, helps ensure a global perspective in our business decisions,

Longleaf Partners Funds ∎ 5

Letter To Our Shareholders

as Josh serves as a conduit to our London and Singapore based teams. Additionally, Josh will become a co-manager on Longleaf Partners International Fund and will continue to focus on investments outside of the U.S. Scott Cobb will step away from co-managing the International Fund to allow him the time and focus required to engage more deeply with corporate managements in his role as Managing Partner on our concentrated, engaged European strategy. Scott will continue to lead our research efforts in Europe and his work remains an important source of potential investments for the International and Global Funds. Ken Siazon continues as a co-manager on Longleaf International and as lead manager for our Asia Pacific Strategy. As has always been the case, the full research team shares ideas and discusses opportunities for the benefit of our clients across all of the Funds we manage.

These transitions expand responsibility and career opportunity across our research team and ensure future continuity. Our structure also focuses the organization on what is most important: finding great investments with a team of most capable investment professionals. As the largest investors in the funds we manage, we are confident that Southeastern is positioned to deliver superior long-term results for all our clients.

Partners Fund	Longleaf Partners Funds ∎ 6

Partners Fund Management Discussion

Longleaf Partners Fund gained 3.91% in the second quarter, exceeding both our absolute annual return goal of inflation plus 10% and the S&P 500 Index’s 3.09%. These returns built on our strong results in 2016. Our year-to-date (YTD) return of 7.97% meaningfully exceeded our absolute goal but fell short of the index’s 9.34% largely due to our cash position’s impact. Much like the first quarter, performance was driven by positive returns and notable value growth at some of the portfolio’s larger holdings. Our two energy companies were the primary detractors in the quarter. We closed the Fund to new investors on June 9, as we have done three other times in our history. While this is a comment on the relative lack of new ideas and higher-than-usual cash levels, we remain confident we can produce positive absolute and relative returns over the next 3-5 years.

The Fund’s out performance is notable given our high cash weight and minimal exposure to what drove the index — a reminder that successful stock selection in a concentrated portfolio with high Active Share is a winning formula. Health Care and Information Technology were the largest contributors to the index performance by a wide margin, even after Technology’s retreat at the end of the period. The Fund had limited Information Technology investments and no Health Care, as we feel that the vast majority of companies in these two sectors, which make up over 35% of the S&P 500, are exhibiting dangerous signs of overvaluation. While cash held back the Fund’s return, we feel that this bottom-up decision and long-held discipline will benefit the portfolio as we find new qualifying investment opportunities, either through individual company mispricing or when broader market sentiment turns.

One of the improvements that we have made to our process in recent years is being slower to part with long-term holdings that have performed well and qualify at a superior level on business and people. We will always maintain our discipline by trimming position weights of investments that have approached our conservative appraisal value. However, we do not want to overlook the ability of qualitatively superior companies with discernable but hard to quantify upside like FedEx, Level 3, Wynn Resorts and Alphabet, to grow their values in ways that do not necessarily fit easily into a spreadsheet.

We bought one new investment in the quarter and did not add to any of our existing holdings. We trimmed five securities. While our on-deck list remains smaller than usual, we do have a few prospects that we could own at the right price. We also are analyzing multiple avenues for taking advantage of the sell-off in all things retail related, but as of yet, have not found any that meet both our qualitative and quantitative criteria.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

Wynn Resorts (+17%; +1.04%), the luxury gaming and hotel operator with prime properties in Las Vegas, Macau, and Boston, was the largest contributor this quarter, as it was in the first quarter. As Macau’s rebound accelerated, Wynn’s Palace property continued to ramp up strongly without cannibalizing the company’s legacy Peninsula property nearly as much as the market previously feared. Wynn reported a solid quarter in Las Vegas and announced that phase one of its golf course redevelopment will be a much more prudent project than some had anticipated, once again illustrating the great partner CEO Steve Wynn has been since we invested. Construction is on track for the Boston property to open in 2019. Our appraisal grew in the quarter, but we trimmed the stock to a more normal weight as the gap between price and value narrowed.

FedEx (+12%; +1.00%), one of the world’s largest package delivery networks, contributed in the quarter. The company continued its excellent earnings momentum, driven currently by revenue strength and margin gains in the Express segment. The Ground segment revenues stayed incredibly strong, although margins were down as the company invested heavily in growth. We believe that the company is close to a point where Ground margins turn around and begin to grow as the large scale investment in new hubs slows. The company also communicated that the integration of its TNT acquisition from last year is going well, providing future earnings upside even though for now, TNT results are dilutive. Some of the investor panic around Amazon hurting FedEx as a competitor has also begun to subside, for logical reasons related to FedEx’s physical scale and last mile density. FedEx is heavily weighted as the Fund’s second largest position, reflecting our confidence in CEO Fred Smith and his team, as well as in FedEx’s competitive strength and long-term value growth. We did trim our stake in the quarter, however, following the stock’s appreciation.

CNH Industrial (+19%; +0.92%), the maker of agricultural equipment, commercial vehicles and construction equipment, contributed again in the quarter. The core agricultural business reported its best results since 2013. This segment continued to see unit demand stabilize, and pricing power remained intact. The company expects margins to improve at all segments this year. The best news during the quarter was the earlier-than-expected upgrade of CNH to investment grade status, which is more meaningful for this company than most others we follow. The upgrade will increase the efficiency of the financing business while likely freeing up over $1 billion of now excess capital for

Partners Fund	Longleaf Partners Funds ∎ 7

Partners Fund Management Discussion

more productive uses, including share repurchase. We are thankful for CEO Rich Tobin’s efforts on the operational front and believe that he will work with CNH’s significant owners at EXOR to continue to build value per share.

Cheung Kong Property (+19%; +0.86%), the Hong Kong and China real estate company, was another notable contributor. The company achieved strong volumes of residential property sales in both countries. In the first half of 2017, Cheung Kong Property was the largest seller of residential property in Hong Kong. Additionally, the value of Cheung Kong Property’s commercial Hong Kong properties was highlighted with the sale by the government of the comparable Murray Road property across from Cheung Kong Property’s Hutchison House. The transaction fetched a land premium that implied a price of HK$50k per square foot (psf) on a gross floor area (GFA) basis and a cap rate of less than 3%. Our appraisal of Hutchison House is around HK$16k psf, which reflects the 5% cap rate we use to appraise Cheung Kong Property’s office properties in Central, Hong Kong. Cheung Kong Property will begin redevelopment of Hutchison House which will allow the company to substantially increase the plot ratio from the current 22 story building to 38 floors. Managing Director Victor Li built value on two fronts by selling residential properties into a high price/high demand market and aggressively buying in Cheung Kong Property’s undervalued stock. YTD, Cheung Kong Property paid HK$6.9 billion to repurchase ~3.3% of outstanding shares at a substantial discount to our appraisal. In May the company closed its acquisition of Duet in Australia. In the same month, Cheung Kong Property took advantage of the low interest rate environment and issued US$1.5 billion 4.6% guaranteed senior perpetual capital securities, which are being used to repurchase additional shares.

Alphabet (+10%; +0.74%), the diversified internet company with strong positions worldwide in search (Google), video (YouTube), mobile (Android) and more, was another contributor in the quarter. Revenue growth accelerated, and margins were better than expected. The company bought back shares and continued to simplify its Other Bets segment while growing its lead in driverless cars. The $2.7 billion European Union (EU) fine levied at the end of the quarter was a negative, but it remains to be seen exactly how the EU ruling will play out. Alphabet has been one of Southeastern’s best value-growers in recent years. While we trimmed the position slightly, we believe that the company’s core business growth will continue, YouTube and Other Bets offer additional harder-to-quantify upside, and the strong balance sheet with substantial cash provides attractive downside mitigation.

Level 3 Communications (+4%; +0.37%), the multinational telecommunications and Internet service provider, did not have a significant impact on the Fund’s performance but made a major announcement during the quarter. CEO Jeff Storey was named the successor to CEO Glen Post at CenturyLink, whose acquisition of Level 3 should close in a few months. With this announcement, we are thrilled that Storey’s stellar team, who created 182% in shareholder return since he took over in 2013, will be running operations at the new CenturyLink — a powerful combination of Level 3 with CenturyLink’s fiber network, most of which came through its 2011 acquisition of Qwest. Level 3 is the Fund’s largest position but will become a normal weight after the merger because at the current CenturyLink price, around 45% of the deal will be paid in cash.

CONSOL Energy (-11%; -0.64%), the Appalachian natural gas and coal company, was a detractor in the quarter. The operating items within the company’s control — production, costs, and smaller asset sales — were generally positive. However, weaker gas prices weighed on the stock and its peers. The uncertainty around the details of how the company’s announced plans to separate its gas and coal operations will play out likely also negatively impacted the stock. Two items highlighted the value in the company’s assets. First, CONSOL’s partner in the pipeline company Cone Midstream sold its interest at a price above where we carry CONSOL’s identical assets. This both demonstrates what this asset is worth and likely brings in a new partner that will be more willing to grow Cone’s value. Second, late in the quarter Rice Energy (an Appalachian gas company which is a good comparable for CONSOL’s assets) sold to EQT Corporation at a price that implied a significantly higher value for CONSOL’s gas operations than the current stock price. CEO Nick DeIuliis and Chairman Will Thorndike remain focused on delivering the unrecognized value within CONSOL, and 2017 likely will be a pivotal year for the company.

Chesapeake Energy (-16%; -0.63%), one of the largest U.S. producers of natural gas, oil, and natural gas liquids, was a detractor. Weak commodity prices impacted the oil and gas group overall, but what was most striking about Chesapeake was the stock price’s extremely high correlation to oil prices instead of natural gas prices this quarter. Although Chesapeake’s production is primarily weighted to gas, a meaningful percentage of the company’s current earnings before interest, taxes, depreciation and amortization (EBITDA) comes from oil. Additionally, oil’s importance to Chesapeake going forward has increased with much of current drilling focused on oil, especially in the Powder River Basin and Eagle Ford Shale. CEO Doug Lawler

Partners Fund	Longleaf Partners Funds ∎ 8

Partners Fund Management Discussion

and his team will make prudent asset sales when the price and time are right, as they have done in the past, but the lack of such reported sales this quarter also weighed on the stock price.

Portfolio Activity

We added Fairfax Financial, a Canadian based insurance and reinsurance operator, to the portfolio in the quarter.

Southeastern previously owned the company for over a decade, and both the Longleaf International and Small-Cap Funds had positions. CEO and Founder Prem Watsa has continued to increase Fairfax’s value since we sold three years ago, and the company has outgrown the small cap universe. Fairfax is underwriting more successfully than when we previously owned it, is about to complete a value-accretive merger with Allied World, and still has the investing prowess of Watsa and his team. Because the merger is on the come and Watsa is holding a large amount of cash that is not producing income, near-term reported earnings per share are well below the company’s long run earnings power. We are excited to partner with Watsa at Fairfax again.

Outlook

The Fund’s P/V ratio is higher than usual in the mid-70s%, as is our cash level at 26%. Our outlook remains much the same as last quarter. We believe that our current roster of companies has the ability to produce solid results, even in a potentially difficult environment. Our cash will turn into our next great investments, but we can never predict what they will be or when they will be bought. While the current elevated market can be frustrating, we take comfort in our long track record of patience and discipline eventually being rewarded. We are appreciative of the patience of our fellow shareholders as well.

We are pleased to announce that in recognition of his research productivity and successful investment contributions, Ross Glotzbach, who currently serves as a co-manager on Longleaf Partners Small-Cap Fund, joined Mason Hawkins and Staley Cates as a co-manager of the Partners Fund effective July 10.

Partners Fund	Longleaf Partners Funds ∎ 9

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2017

	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/87
Partners Fund	7.97%	22.35%	9.82%	2.96%	7.55%	10.52%
S & P 500 Index	9.34	17.90	14.63	7.18	7.15	9.69

*	Not annualized.

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the Partners Fund is 0.95%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Partners Fund	Longleaf Partners Funds ∎ 10

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2017
		Net Assets
Investments		74.2%
Level 3 Communications, Inc.	10.4
FedEx Corporation	7.6
CK Hutchison Holdings Limited	6.8
Alphabet Inc.	5.7
Cheung Kong Property Holdings Limited	5.4
United Technologies Corporation	5.3
CONSOL Energy Inc.	5.1
LafargeHolcim Ltd	4.7
CNH Industrial N.V.	4.7
Wynn Resorts, Limited	4.7
Fairfax Financial Holdings, Limited	4.6
Scripps Networks Interactive, Inc.	3.5
Chesapeake Energy Corporation	3.2
T. Rowe Price Group, Inc.	2.5
Cash Reserves Net of Other Assets and Liabilities		25.8

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2017 through

June 30, 2017

New Holdings	Quarter
Fairfax Financial Holdings, Limited	2Q
Eliminations
E.I. du Pont de Nemours and Company	1Q
Ralph Lauren Corporation	1Q

Longleaf Partners Fund	Longleaf Partners Funds ∎ 11

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	1,467,003	$179,135,736	5.3%
Air Freight & Logistics
FedEx Corporation	1,187,195	258,013,089	7.6
Capital Markets
T. Rowe Price Group, Inc.	1,155,251	85,731,177	2.5
Construction Materials
LafargeHolcim Ltd(a) (Switzerland)	2,803,560	160,969,186	4.7
Diversified Telecommunication Services
Level 3 Communications, Inc.*	5,958,138	353,317,583	10.4
Hotels, Restaurants & Leisure
Wynn Resorts, Limited	1,182,897	158,650,146	4.7
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	18,489,500	232,082,306	6.8
Insurance
Fairfax Financial Holdings, Limited (Canada)	358,061	155,177,254	4.6
Internet Software & Services
Alphabet Inc. — Class C*	211,289	192,004,653	5.7
Machinery
CNH Industrial N.V. (Netherlands)	14,075,648	159,398,828	4.7
Media
Scripps Networks Interactive, Inc. — Class A	1,712,655	116,991,463	3.5
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation*	21,824,451	108,467,521	3.2
CONSOL Energy Inc.*(b)	11,536,742	172,358,926	5.1

		280,826,447	8.3

Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	23,164,000	181,426,535	5.4

Total Common Stocks (Cost $1,869,771,018)		2,513,724,403	74.2

See Notes to Financial Statements.

Longleaf Partners Fund	Longleaf Partners Funds ∎ 12

Portfolio of Investments	(Unaudited)

Options Purchased

	Currency Units	Market Value	% of Net Assets
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong)	14,000,000	$28,000	—%
Hong Kong Dollar Put, 9/6/18, with BNP Paribas, Strike Price $7.80 (Hong Kong)	170,000,000	476,000	—

Total Options Purchased (Cost $2,045,150)		504,000	0.0

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.12%, dated 6/30/17, due 7/3/17, Repurchase price $180,912,809 (Collateral: $184,530,575 U.S. Treasury Bonds, 0.88% -1.00% due 2/15/46 to 2/15/47, Par $181,235,000)	180,911,000	180,911,000	5.3
U.S. Treasury Bill, 0.98% due 9/14/2017	225,000,000	224,570,025	6.6
U.S. Treasury Bill, 0.98% due 9/21/2017	450,000,000	449,032,500	13.3

Total Short-Term Obligations (Cost $854,449,469)		854,513,525	25.2

Total Investments (Cost $2,726,265,637)		3,368,741,928	99.4

Other Assets (Liabilities), Net		18,831,538	0.6

Net Assets		$3,387,573,466	100.0%

*	Non-income producing security.
(a)	See Note 3.
(b)	Affiliated issuer during the period. See Note 5.

Note: Companies headquartered outside the U.S. represent 26.2% of net assets.

See Notes to Financial Statements.

Small-Cap Fund	Longleaf Partners Funds ∎ 13

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund gained 0.98% in the second quarter. While a positive return, it trailed both our absolute annual return goal of inflation plus 10% and the Russell 2000 Index’s 2.46%. These results caused the Fund’s year-to-date (YTD) performance to fall barely below the index at 4.95% versus 4.99%. Most holdings grew their value, some that the market realized and some it did not.

Holding cash in a rising market held back the Fund’s relative returns, but we feel that this bottom-up decision and long- held discipline will benefit the portfolio as we find new qualifying investment opportunities, either through individual company mispricing or when broader sentiment turns. Our energy exposure was also a detractor. The main reasons for the Fund’s relative underperformance, however, were errors of omission from areas that drove the index but we see as overvalued. Information Technology and Health Care were by far the largest contributors to the index performance both this quarter and YTD, comprising the majority of the benchmark’s return for the two periods, and these sectors also accounted for the majority of the Fund’s relative underperformance. The excesses of the later stages of a bull market often can be seen most in the more speculative parts of the market, and we feel that the vast majority of small cap companies in these two sectors, which make up over 30% of the Russell 2000, are exhibiting dangerous signs of overvaluation. As evidence, the Information Technology sector of the Russell 2000 is trading at a Price/Earnings (PE) multiple of 22, and Health Care is trading at 25.

One of the improvements that we have made to our process in recent years is being slower to part with longer term holdings that have performed well and qualify at a superior level on business and people. We will always maintain our discipline by trimming position weights of investments that have approached our conservative appraisal value. However, we do not want to overlook the ability of qualitatively superior companies with discernable but hard to quantify upside like Level 3, Wynn Resorts and Formula One, to grow their values in ways that do not necessarily fit easily into a spreadsheet.

We began buying one new investment in the quarter and added to two of our existing holdings. We sold one company and trimmed three securities. While our on-deck list remains smaller than usual, we do have a few prospects that we could own at the right price. We also are analyzing multiple avenues for taking advantage of the sell-off in all things retail related, but as of yet, have not found any that meet both our qualitative and quantitative criteria.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

Wynn Resorts (+17%; +1.03%), the luxury gaming and hotel operator with prime properties in Las Vegas, Macau, and Boston, was the largest contributor this quarter, as it was in the first quarter. As Macau’s rebound accelerated, Wynn’s Palace property continued to ramp up strongly without cannibalizing the company’s legacy Peninsula property nearly as much as the market previously feared. Wynn reported a solid quarter in Las Vegas and announced that phase one of its golf course redevelopment will be a much more prudent project than some had anticipated, once again illustrating the great partner CEO Steve Wynn has been since we invested. Construction is on track for the Boston property to open in 2019. Our appraisal grew in the quarter, but we trimmed the stock to a more normal weight as the gap between price and value narrowed.

OCI (+14%; +0.75%), the global nitrogen fertilizer and methanol producer, contributed positively to results in the quarter. Improved prices and volumes for related commodities led to greatly increased cash flow year-over-year. The company’s Iowa fertilizer plant began operating in April, which showed the market that this formerly non-earning asset is now about to produce significant earnings. OCI also made progress bringing its new methanol plant (“Natgasoline”) closer to its fourth quarter completion date. Late in the quarter, OCI’s stock price responded positively to rumors of private equity interest in the company. We are confident that our proven, aligned partner, Chairman Nassef Sawiris, will navigate any strategic outcome in a way that maximizes shareholder value.

Level 3 Communications (+14%; +0.29%), the multinational telecommunications and Internet service provider, did not have a significant impact on the Fund’s performance but made a major announcement during the quarter. CEO Jeff Storey was named the successor to CEO Glen Post at CenturyLink, whose acquisition of Level 3 should close in a few months. With this announcement, we are thrilled that Storey’s stellar team, who created 182% in shareholder return since he took over in 2013, will be running operations at the new CenturyLink – a powerful combination of Level 3 with CenturyLink’s fiber network, most of which came through its 2011 acquisition of Qwest. Level 3 is the Fund’s largest position but will become a normal weight after the merger because at the current CenturyLink price, around 45% of the deal will be paid in cash.

Small-Cap Fund	Longleaf Partners Funds ∎ 14

Small-Cap Fund Management Discussion

CONSOL Energy (-11%; -0.55%), the Appalachian natural gas and coal company, was a detractor in the quarter. The operating items within the company’s control – production, costs, and smaller asset sales – were generally positive. However, weaker gas prices weighed on the stock and its peers. The uncertainty around the details of how the company’s announced plans to separate its gas and coal operations will play out likely also negatively impacted the stock. Two items highlighted the value in the company’s assets. First, CONSOL’s partner in the pipeline company Cone Midstream sold its interest at a price above where we carry CONSOL’s identical assets. This both demonstrates what this asset is worth and likely brings in a new partner that will be more willing to grow Cone’s value. Second, late in the quarter Rice Energy (an Appalachian gas company which is a good comparable for CONSOL’s assets) sold to EQT Corporation at a price that implied a significantly higher value for CONSOL’s gas operations than the current stock price. CEO Nick DeIuliis and Chairman Will Thorndike remain focused on delivering the unrecognized value within CONSOL, and 2017 likely will be a pivotal year for the company.

Portfolio Changes

We added one new company in the quarter that we have chosen not to disclose because we are still building our position. During the quarter, SEACOR Holdings, the provider of marine transportation services, split into two companies – SEACOR Holdings and SEACOR Marine Holdings. We sold SEACOR Holdings, since it traded at our value post-spin. We still held SEACOR Marine Holdings at quarter end, since it traded at a large discount to our value. Our relatively short SEACOR history thus far illustrates the importance of the margin of safety. In spite of reducing our appraisal after being wrong on how much lower oil and agriculture prices would impact operations, we have avoided a loss because of the deep discount we initially paid. SEACOR also highlights another improvement in our process over the last five years – we now have much higher hurdles to clear before adding to a position if the value is declining, even if the discount looks compelling. SEACOR remained a small holding over the last year because we did not add to it as the case and our appraisal changed.

Outlook

The Fund’s P/V ratio is higher than usual in the mid-70s%, as is our cash level at 28%. Our outlook remains much the same as last quarter. We believe that our current roster of companies has the ability to produce solid results, even in a potentially difficult environment. Our cash will turn into our next great investments, but we can never predict what they will be or when they will be bought. While the current elevated market can be frustrating, we take comfort in our long track record of patience and discipline eventually being rewarded. We are appreciative of the patience of our fellow shareholders as well.

Small-Cap Fund	Longleaf Partners Funds ∎ 15

Performance History	(Unaudited)

Comparison of Change in Value of $10,000

Investment Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2017

	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	4.95%	14.78%	13.63%	7.56%	10.67%	11.08%
Russell 2000 Index	4.99	24.60	13.70	6.92	7.98	9.64

*	Not annualized.

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the Small-Cap Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Small-Cap Fund	Longleaf Partners Funds ∎ 16

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2017
		Net Assets
Investments		72.5%
Level 3 Communications, Inc.	8.1
Graham Holdings Company	6.2
OCI N.V.	5.8
ViaSat, Inc.	5.5
Wynn Resorts, Limited	5.1
Eastman Kodak Company (Common and Preferred)	5.1
Liberty Media Formula One Corporation	4.9
Hopewell Holdings Limited	4.8
CONSOL Energy Inc.	4.4
Sonic Corp.	4.0
Actuant Corporation	3.4
Scripps Networks Interactive, Inc.	3.3
Deltic Timber Corporation	3.2
Neiman Marcus Group LTD LLC (Bonds)	3.1
Everest Re Group, Ltd.	2.7
Park Hotels & Resorts, Inc.	2.6
SEACOR Marine Holdings Inc.	0.3
Cash Reserves Net of Other Assets and Liabilities		27.5

		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2017 through

June 30, 2017

New Holdings	Quarter
Park Hotels & Resorts, Inc.	2Q
SEACOR Marine Holdings Inc.(a)	2Q
Eliminations
Rayonier Inc.	1Q
SEACOR Holdings Inc.	2Q
Tribune Media Company	1Q

(a)	Acquired through corporate action of Seacor Holdings Inc.

Longleaf Partners Small-Cap Fund	Longleaf Partners Funds ∎ 17

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Chemicals
OCI N.V.*(a)(b) (Netherlands)	11,011,630	$242,357,985	5.8%
Communications Equipment
ViaSat, Inc.*(b)	3,436,313	227,483,921	5.5
Diversified Consumer Services
Graham Holdings Company — Class B(b)	428,000	256,650,200	6.2
Diversified Telecommunication Services
Level 3 Communications, Inc.*	5,717,590	339,053,087	8.1
Energy Equipment & Services
SEACOR Marine Holdings Inc.*	584,363	11,897,631	0.3
Hotels, Restaurants & Leisure
Sonic Corp.(b)	6,370,000	168,741,300	4.0
Wynn Resorts, Limited	1,582,416	212,233,634	5.1

		380,974,934	9.1

Insurance
Everest Re Group, Ltd. (Bermuda)	440,189	112,067,718	2.7
Machinery
Actuant Corporation – Class A(b)	5,841,674	143,705,180	3.4
Media
Scripps Networks Interactive, Inc. — Class A	1,983,124	135,467,200	3.3
Movies & Entertainment
Liberty Media Formula One Corporation – Class A*	554,201	19,413,661	0.4
Liberty Media Formula One Corporation – Class C*	5,096,551	186,635,698	4.5

		206,049,359	4.9

Oil, Gas & Consumable Fuels
CONSOL Energy Inc.*(b)	12,289,798	183,609,582	4.4
Paper & Forest Products
Deltic Timber Corporation(b)	1,808,158	134,997,076	3.2
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts, Inc.	4,069,756	109,720,622	2.6
Real Estate Management & Development
Hopewell Holdings Limited(b) (Hong Kong)	52,817,500	201,259,134	4.8
Technology, Hardware, Storage & Peripherals
Eastman Kodak Company*(c)	4,000,000	36,400,000	0.9

Total Common Stocks (Cost $2,128,910,780)		2,721,693,629	65.2

See Notes to Financial Statements.

Longleaf Partners Small-Cap Fund	Longleaf Partners Funds ∎ 18

Portfolio of Investments	(Unaudited)

Preferred Stock
	Shares	Market Value	% of Net Assets
Technology, Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock – Series A 5.50%(c)(d) (Cost $186,430,000)	1,864,300	$172,783,324	4.2%

Corporate Bonds
	Principal Amount
Multiline Retail
Neiman Marcus Group LTD LLC 8.00% 144A Senior Notes due 10/15/21(e)	168,641,000	94,017,357	2.3
Neiman Marcus Group LTD LLC 8.75% Cash or 9.50% PIK 144A Senior Notes due 10/15/21(e)(f)	72,105,000	34,970,925	0.8

Total Corporate Bonds (Cost $160,910,436)		128,988,282	3.1

Options Purchased
	Currency Units
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $2,534,112)	244,000,000	488,000	—

Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 0.12%, dated 6/30/17, due 7/3/17, Repurchase price $216,706,167 (Collateral: $221,041,551 U.S. Treasury Bonds, 1.00% -3.00% due 5/15/45 to 2/15/46, Par $212,605,000)	216,704,000	216,704,000	5.2
U.S. Treasury Bill, 0.98% due 9/14/2017	375,000,000	374,283,375	9.0
U.S. Treasury Bill, 0.98% due 9/21/2017	400,000,000	399,140,000	9.5
U.S. Treasury Bill, 0.99% due 9/28/2017	200,000,000	199,514,200	4.8

Total Short-Term Obligations (Cost $1,189,558,655)		1,189,641,575	28.5

Total Investments (Cost $3,668,343,983)		4,213,594,810	101.0

Other Assets (Liabilities), Net		(39,717,306)	(1.0)

Net Assets		$4,173,877,504	100.0%

*	Non-income producing security.
(a)	See Note 3.
(b)	Affiliated issuer during the period. See Note 5.
(c)	Controlled investment during the period. See Note 5.
(d)	These shares were acquired directly from the issuer in a private placement. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 7).

See Notes to Financial Statements.

Longleaf Partners Small-Cap Fund	Longleaf Partners Funds ∎ 19

Portfolio of Investments	(Unaudited)

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

Note : Companies headquartered outside the U.S. represent 13.3% of net assets.

See Notes to Financial Statements.

International Fund	Longleaf Partners Funds ∎ 20

International Fund Management Discussion

Longleaf Partners International Fund returned 8.42% for the quarter, outperforming the MSCI EAFE Index’s 6.12% gain and meaningfully exceeding our annualized absolute goal of inflation plus 10%. The Fund’s year-to-date (YTD) results were a substantial 17.96% versus 13.81% for the index. Continued strength in our Asian holdings drove much of the Fund’s outperformance, as did the fact that most of the stocks in the portfolio posted gains, and there were no material detractors. The Fund’s large absolute and relative results were driven by very different factors than the index and came in spite of a higher-than-normal cash level — a reminder that successful stock selection in a concentrated portfolio with high Active Share can be a winning formula.

Asian markets continued to make notable gains, heavily fueled by the pricey Information Technology sector (particularly in China) that propelled many markets worldwide. EAFE’s largest country contribution came from heavily weighted Japan. The International Fund outperformed with no Japanese investments and minimal exposure to technology. We own a handful of Asian companies whose business results began to confirm our longer term investment cases for Macau gaming, Hong Kong real estate, and the newly spun out Yum China. Asia remains the most discounted market around the world, but stocks are no longer broadly cheap, particularly compared to twelve months ago. We trimmed several core Asian holdings but had limited opportunities for reallocation in the region.

European equities represent over a 60% weight in EAFE, and this area produced over 75% of the index’s return. The U.S. dollar’s large decline against European currencies meant that over 50% of EAFE’s total return was due to currency conversion. By contrast, the Fund’s one-third weight in Europe and almost one-quarter exposure to Hong Kong, whose currency is pegged to the U.S. dollar, meant that currency translation added approximately 25% to the International Fund’s results. The second largest country contribution to EAFE’s return came from France, where the International Fund had no investments. The country’s performance, appreciation of the Euro, and gains in broader Europe, were influenced in large part by politics, which have had a disproportionate impact on markets over the last year. Going into the first round of French elections on April 23rd, there was considerable angst over the potential impact of a far left or far right candidate taking the presidency of Europe’s second largest economy.

The resounding success of Emmanuel Macron in the first round, and his subsequent election in the second, lifted this cloud. European indices rallied to new twelve month highs. Our European universe became more overvalued, and several companies that were close to qualifying as new investments moved out of price range. In the last several weeks of the quarter, Europe retrenched a bit, which could bode well for new investments in the back half of the year.

Continuing the trend from the first quarter, market strength over the last three months led to more portfolio sales than purchases in a challenging environment in which to deploy capital. We exited two positions that reached fair value and trimmed five stronger performers. We bought one new company and added to Fairfax Financial. This activity resulted in cash at 29%, the highest level since summer of 2004. The normal recycling process was slow as our long on-deck list of potential investments did a lot more price appreciating than depreciating in the quarter.

We are not discouraged by the limited new opportunities and are confident our patience and discipline will pay off. Our on-deck list contains an ample number of companies around the world that meet our qualitative criteria and are not far from qualifying on price. A temporary setback or disappointment at any of these could put their stocks in buying range. Likewise, a more widespread market correction could help us put cash to work. Despite elevated market levels, dispersion remains broad, and we are investigating numerous prospective investments.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

Melco International (+52%; +2.83%), the Asian casino and resort holding company, was a primary contributor to performance as investors were encouraged by the accelerating recovery pace of industry gross gaming revenue (GGR) in Macau. GGR rose 17% in the first six months with May up 24% and June up 26%. Melco International’s substantial holding company discount to the market value of its 51% stake in Melco Resorts, which operates the casinos, shrank considerably this year, as Melco International consolidated its control over Melco Resorts. The consolidation is an example of the solid stewardship of our partner, CEO Lawrence Ho. Although the stock price remains discounted, we trimmed our stake to maintain a more normal portfolio weight.

Yum China (+45%; +2.17%), the operator of KFC and Pizza Hut restaurants in China, also helped drive Fund performance. The company reported its first full quarter as a newly spun off independent company, and significantly exceeded expectations for operating margins. In addition to helping current results, this margin strength has ramifications for the future value of stores to be developed. Both the reported results and YUM China’s acquisition of online food delivery service Daojia, helped

International Fund	Longleaf Partners Funds ∎ 21

International Fund Management Discussion

investors begin to realize that the enormous amount of meal delivery in China could end up being an additive weapon instead of a competitive threat for the company’s store base. With the stock’s significant gains, we reduced YUM China’s portfolio weight, but we believe management will continue to drive attractive value growth.

Cheung Kong Property (+19%; +0.87%), the Hong Kong and China real estate company, was another notable contributor. The company achieved strong volumes of residential property sales in both countries. In the first half of 2017, Cheung Kong Property was the largest seller of residential property in Hong Kong. Additionally, the value of Cheung Kong Property’s commercial Hong Kong properties was highlighted with the sale by the government of the comparable Murray Road property across from Cheung Kong Property’s Hutchison House. The transaction fetched a land premium that implied a price of HK$50k per square foot (psf) on a gross floor area (GFA) basis and a cap rate of less than 3%. Our appraisal of Hutchison House is around HK$16k psf, which reflects the 5% cap rate we use to appraise Cheung Kong Property’s office properties in Central, Hong Kong. Cheung Kong Property will begin redevelopment of Hutchison House which will allow the company to substantially increase the plot ratio from the current 22 story building to 38 floors. Managing Director Victor Li built value on two fronts by selling residential properties into a high price/high demand market and aggressively buying in Cheung Kong Property’s undervalued stock. YTD, Cheung Kong Property paid HK$6.9 billion to repurchase ~3.3% of outstanding shares at a substantial discount to our appraisal. In May the company closed its acquisition of Duet in Australia. In the same month, Cheung Kong Property took advantage of the low interest rate environment and issued US$1.5 billion 4.6% guaranteed senior perpetual capital securities, which are being used to repurchase additional shares.

OCI (+14%; +0.83%), the global nitrogen fertilizer and methanol producer, contributed positively to results in the quarter. Improved prices and volumes for related commodities led to greatly increased cash flow year-over-year. The company’s Iowa fertilizer plant began operating in April, which showed the market that this formerly non-earning asset is now about to produce significant earnings. OCI also made progress bringing its new methanol plant (“Natgasoline”) closer to its fourth quarter completion date. Late in the quarter, OCI’s stock price responded positively to rumors of private equity interest in the company. We are confident that our proven, aligned partner, Chairman Nassef Sawiris, will navigate any strategic outcome in a way that maximizes shareholder value.

There were no material detractors in the quarter.

Portfolio Changes

We bought one new company which is undisclosed as we hope to build a more meaningful stake. We increased the Fund’s position in Fairfax Financial, a Canadian based insurance and reinsurance operator that we began buying in the first quarter. The Fund previously owned the company for over a decade with a successful outcome. CEO and Founder Prem Watsa has continued to increase Fairfax’s value since we sold the stock in 2012. Fairfax is underwriting more successfully than when we previously owned it, is about to complete a value-accretive merger with Allied World, and still has the investing prowess of Watsa and his team. Because the merger is on the come and Watsa is holding a large amount of cash that is not producing significant income, near-term reported earnings per share are well below the company’s long run earnings power. We are excited to partner with Watsa at Fairfax again.

We exited STADA Arzneimittel, the German maker of numerous over-the-counter medicine brands as well as generic drugs. Price reached our appraisal when the Board of Directors recommended a purchase offer from a private equity consortium. This investment is a good example of the difference that good partners make. For 20 years STADA was a serial underperformer with entrenched management poorly allocating capital and running the company as a personal fiefdom. We followed the company and liked its strong brands and discounted price but could not get comfortable with the people. In 2016, a German activist group got involved and changed management and most of the board. We started our position in November of 2016; private equity obviously was seeing the same opportunity. The company’s new board and executives oversaw a disciplined, rational process that resulted in a good sale price and a nearly 50% gain for the Fund in less than 6 months. We also sold our stake in Genting Singapore, the casino company with a duopoly in Singapore and controlled by Genting Berhad. The stock reached our appraisal as the company reported a strong quarter. Hold- adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) rose around 45% year-over-year (YOY), beating market expectations by a wide margin. The company gained mass market share. Write-downs on VIP receivables fell over 80% YOY, and management’s statements regarding the balance sheet implied a lower level of bad debt provisions going forward. The company also announced its intention to redeem S$2.3 billion of perpetual securities which would save almost S$120 million in interest costs. In our 19 month holding period, Genting Singapore generated a 52% return.

Outlook

The P/V of the Fund in the mid-70s% is higher than usual, as is the 29% cash position. In spite of a more challenging market for

International Fund	Longleaf Partners Funds ∎ 22

International Fund Management Discussion

investing in undervalued securities, we are confident that the businesses we own have the financial and competitive strength to produce solid results. Our management partners are building values through strong operations, as well as prudent capital allocation. In addition, our productive research has built an attractive list of high quality prospective investments that we are positioned to buy as the market provides inevitable opportunities. We believe in the Fund’s ability to generate long-term outperformance based on what we own and what we will own as a result of Southeastern’s time-tested value discipline, deep global research team, and available firepower.

We are pleased to announce that Josh Shores will become a co-manager on the International Fund effective July 10 in recognition of his successful investment contributions during his 10-year Southeastern tenure. Josh has covered investments in Europe, South America, and Asia, and has resided both in Memphis and London. Scott Cobb will step away from co-managing the International Fund to allow him the time and focus required to engage more deeply with corporate managements in his role as Managing Partner on our concentrated, engaged European strategy. Scott will continue to lead our research efforts in Europe, and his work remains an important source of potential investments for Longleaf International.

International Fund	Longleaf Partners Funds ∎ 23

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2017

	YTD*	1 Year	5 Year	10 Year	Since Inception 10/26/98
International Fund	17.96%	32.35%	9.81%	0.88%	7.81%
MSCI EAFE Index	13.81	20.27	8.69	1.03	4.58

*	Not annualized.

The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the International Fund is 1.33%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

International Fund	Longleaf Partners Funds ∎ 24

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2017
			Net Assets
Investments			71.1%
EXOR N.V.	7.9
LafargeHolcim Ltd	7.4
CK Hutchison Holdings Limited	6.5
OCI N.V.	6.0
Melco International Development Limited	5.0
Cheung Kong Property Holdings Limited	5.0
Fairfax Financial Holdings, Limited	5.0
Great Eagle Holdings Limited	4.6
Yum China Holdings, Inc.	4.4
Baidu, Inc. ADR	3.9
C&C Group plc	3.8
Ferrovial S.A.	3.2
Millicom International Cellular SA	2.4
Cemex S.A.B. de C.V. (Bond)	2.1
K. Wah International Holdings Limited	1.4
Applus Services, S.A.	1.1
Genting Berhad (Common and Warrants)	0.9	*
MLog S.A.	0.3
Belmond, Ltd.	0.2
Cash Reserves Net of Other Assets and Liabilities			28.9 *

			100.0%

* Weightings adjusted for sale of warrants and purchase of underlying stock:
Genting Berhad			4.7%
Cash Reserves Net of Other Assets and Liabilities			25.1

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2017 through

June 30, 2017

New Holdings	Quarter
Belmond, Ltd.	2Q
Fairfax Financial Holdings, Limited	1Q
Millicom International Cellular SA	1Q
Eliminations
Genting Singapore PLC	2Q
Sika AG	1Q
STADA Arzneimittel AG	2Q

Longleaf Partners International Fund	Longleaf Partners Funds ∎ 25

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Beverages
C&C Group plc (Ireland)	12,220,329	$44,929,117	3.8%
Chemicals
OCI N.V.*(a) (Netherlands)	3,225,110	70,982,331	6.0
Construction & Engineering
Ferrovial S.A. (Spain)	1,736,411	38,544,382	3.2
Construction Materials
LafargeHolcim Ltd(a) (Switzerland)	1,535,332	88,152,614	7.4
Diversified Financial Services
EXOR N.V. (Netherlands)	1,725,743	93,408,594	7.9
Hotels, Restaurants & Leisure
Belmond, Ltd. — Class A* (United Kingdom)	164,741	2,191,055	0.2
Genting Berhad (Malaysia)	364,225	798,425	0.1
Melco International Development Limited (Hong Kong)	22,222,700	59,488,620	5.0
Yum China Holdings, Inc.* (China)	1,340,916	52,872,318	4.4

		115,350,418	9.7

Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	6,122,000	76,844,040	6.5
Insurance
Fairfax Financial Holdings, Limited (Canada)	136,183	59,019,284	5.0
Internet Software & Services
Baidu, Inc. ADR* (China)	260,015	46,506,283	3.9
Metals & Mining
MLog S.A.*(b) (Brazil)	108,226	4,191,638	0.3
Professional Services
Applus Services, S.A.(c) (Spain)	1,072,066	13,493,578	1.1
Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	7,560,000	59,211,907	5.0
Great Eagle Holdings Limited (Hong Kong)	10,691,817	54,366,680	4.6
K. Wah International Holdings Limited (Hong Kong)	27,985,762	16,990,504	1.4

		130,569,091	11.0

Wireless Telecommunication Services
Millicom International Cellular SA (Sweden)	481,199	28,421,739	2.4

Total Common Stocks (Cost $670,353,354)		810,413,109	68.2

See Notes to Financial Statements.

Longleaf Partners International Fund	Longleaf Partners Funds ∎ 26

Portfolio of Investments	(Unaudited)

Warrants

	Shares	Market Value	% of Net Assets
Hotels, Restaurants & Leisure
Genting Berhad Warrants, exercise price $1.86, 12/18/18 * (Malaysia) (Cost $20,112,755)	25,053,925	$9,513,447	0.8%
Corporate Bonds
	Principal Amount
Construction Materials
Cemex S.A.B. de C.V. Convertible Subordinated Notes 3.72% due 3/15/20 (Mexico) (Cost $20,716,394)	21,275,000	24,652,406	2.1
Options Purchased
	Currency Units
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $1,651,327)	159,000,000	318,000	—
Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 0.12%, dated 6/30/17, due 7/3/17, Repurchase price $52,845,528 (Collateral: $53,905,877 U.S. Treasury Bond, 1.00% due 2/15/46, Par $51,800,000)	52,845,000	52,845,000	4.4
U.S. Treasury Bill, 0.98% due 9/14/2017	120,000,000	119,770,680	10.1
U.S. Treasury Bill, 0.98% due 9/21/2017	170,000,000	169,634,500	14.3

Total Short-Term Obligations (Cost $342,221,772)		342,250,180	28.8

Total Investments (Cost $1,055,055,602)		1,187,147,142	99.9

Forward Currency Contracts		(3,274,877)	(0.3)

Other Assets (Liabilities), Net		4,605,892	0.4

Net Assets		$1,188,478,157	100.0%

*	Non-income producing security.
(a)	See Note 3.
(b)	These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 7).
(c)	A Portfolio manager of the International Fund is a director of Applus.

See Notes to Financial Statements.

Longleaf Partners International Fund	Longleaf Partners Funds ∎ 27

Portfolio of Investments	(Unaudited)

Forward Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Loss
USD 52,100,000	RMB 367,887,350	State Street	9/21/17	$(1,829,379)
USD 55,801,980	RMB 395,313,462	State Street	3/23/18	(1,445,498)

				$(3,274,877)

Currency Abbreviation:

RMB — Chinese Renminbi

USD — U.S. Dollar

Country Weightings

Net Assets
Hong Kong	22.5%
Netherlands	13.9
China	8.3
Switzerland	7.4
Canada	5.0
Spain	4.3
Ireland	3.8
Sweden	2.4
Mexico	2.1
Malaysia	0.9
Brazil	0.3
United Kingdom	0.2
71.1
All other, net	28.9

100.0%

Regional Weightings

Region Net Assets

See Notes to Financial Statements.

Global Fund	Longleaf Partners Funds ∎ 28

Global Fund Management Discussion

Longleaf Partners Global Fund returned 9.92% for the quarter, meaningfully outperforming the MSCI World Index’s 4.03% return as well as our annualized absolute goal of inflation plus 10%. The Fund’s year-to-date (YTD) results were a substantial 19.48% versus 10.66% for the index. Most stocks in the portfolio posted gains with strength in our Asian holdings, particularly those with exposure to gaming, driving a large portion of the Fund’s outperformance. The Fund’s energy exposure provided the only notable headwind.

The Fund’s outperformance came with minimal help from what drove the index — a reminder that successful stock selection in a concentrated portfolio with high Active Share can be a winning formula. Health Care and Information Technology were the largest contributors to the index YTD, though Financials and Health Care were the top contributors in the second quarter after Information Technology retreated at the end of the period. The Fund had limited exposure to Information Technology and none to Health Care, and is underweight Financials relative to the index, with no direct exposure to banks. We feel that the vast majority of companies in Information Technology and Health Care, which make up over 25% of the MSCI World Index, are exhibiting dangerous signs of overvaluation.

The Fund’s geographic differentiation from the index also demonstrated that owning individual companies, rather than benchmark exposures, aided our substantial outperformance. Almost 60% of the index was invested in U.S. stocks which generated 40% of its second quarter return. By comparison, 20% of the Fund’s return came from the U.S. where only about one-third of the portfolio was invested – a relatively small exposure that is not surprising given that we view this as the most overpriced region after over eight years of a bull market. As noted above, our Asian holdings, which were 23% of the portfolio, were the primary source of performance, generating over 60% of the Fund’s return. Asia made up only 10% of the index (9% in Japan where we had no investments), and accounted for approximately 14% of its return. We have discussed this region’s relative undervaluation for quite some time, and although it remained the most discounted area on a broad basis, valuations were notably higher than at the start of the year. Europe, where both the Fund and the benchmark had about one quarter of assets, drove almost half of the index’s return but only 20% of the Fund’s. Stocks in Europe rallied to new twelve month highs following the election of moderate candidate Emmanuel Macron in France, the region’s second largest economy.

The market strength around the world over the last three months led to more portfolio sales than purchases in a challenging environment in which to deploy capital, and our cash position ended higher-than-normal. We added to two positions and bought no new investments. We trimmed five stronger performers and exited one. One of the improvements that we have made to our process in recent years is being slower to part with longer term holdings that have performed well and qualify at a superior level on business and people. We will always maintain our discipline by trimming position weights of investments that have approached our conservative appraisal value. However, we do not want to overlook the ability of qualitatively superior companies with discernable but hard to quantify upside like Melco, Yum China, Wynn Resorts, FedEx, Alphabet, and Level 3, to grow their values in ways that do not necessarily fit easily into a spreadsheet.

Our on-deck list of potential investments contains an ample number of companies around the world that meet our qualitative criteria and are not far from qualifying on price. A temporary setback or disappointment at any of these could put their stocks in buying range. Likewise, a more widespread moderate market correction could see cash quickly put to work. Despite elevated market levels, dispersion remains broad, and we are finding numerous prospective investments to investigate, including analyzing multiple avenues for taking advantage of the sell-off in all things retail related.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

Melco International (+52%; +2.77%), the Asian casino and resort holding company, was a primary contributor to performance as investors were encouraged by the accelerating recovery pace of industry gross gaming revenue (GGR) in Macau. GGR rose 17% in the first six months with May up 24% and June up 26%. Melco International’s substantial holding company discount to the market value of its 51% stake in Melco Resorts, which operates the casinos, shrank considerably this year, as Melco International consolidated its control over Melco Resorts. The consolidation is an example of the solid stewardship of our partner, CEO Lawrence Ho. Although the stock price remains discounted, we trimmed our stake to maintain a more normal portfolio weight.

Yum China (+45%; +2.25%), the operator of KFC and Pizza Hut restaurants in China, also helped drive Fund performance. The company reported its first full quarter as a newly spun off independent company, and significantly exceeded expectations for operating margins. In addition to helping current results, this margin strength has ramifications for the future value of stores to be developed. Both the reported results and YUM China’s acquisition of online food delivery service Daojia, helped

Global Fund	Longleaf Partners Funds ∎ 29

Global Fund Management Discussion

investors begin to realize that the enormous amount of meal delivery in China could end up being an additive weapon instead of a competitive threat for the company’s store base. With the stock’s significant gain, we reduced YUM China’s portfolio weight, but we believe management will continue to drive attractive value growth.

Wynn Resorts (+17%; +1.00%), the luxury gaming and hotel operator with prime properties in Las Vegas, Macau, and Boston, continued its strong gains from the first quarter. As Macau’s GGR rebound accelerated, Wynn’s Palace property continued to ramp up strongly without cannibalizing the company’s legacy Peninsula property nearly as much as the market previously feared. Wynn reported a solid quarter in Las Vegas and announced that phase one of its golf course redevelopment will be a much more prudent project than some had anticipated, once again illustrating the great partner CEO Steve Wynn has been since we invested. Construction is on track for the Boston property to open in 2019. Our appraisal grew in the quarter, but we trimmed the stock to a more normal weight as the gap between price and value narrowed.

FedEx (+12%; +0.76%), one of the world’s largest package delivery networks, contributed in the quarter. The company continued its excellent earnings momentum, driven currently by revenue strength and margin gains in the Express segment. The Ground segment revenues stayed incredibly strong, although margins were down as the company invested heavily in growth. We believe that the company is close to a point where Ground margins turn around and begin to grow as the large scale investment in new hubs slows. The company also communicated that the integration of its TNT acquisition from last year is going well, providing future earnings upside even though for now, TNT results are dilutive. Some of the investor panic around Amazon hurting FedEx as a competitor has also begun to subside, for logical reasons related to FedEx’s physical scale and last mile density. FedEx is heavily weighted as the Fund’s second largest position, reflecting our confidence in CEO Fred Smith and his team, as well as in FedEx’s competitive strength and long-term value growth.

Cheung Kong Property (+19%; +0.74%), the Hong Kong and China real estate company, was another notable contributor. The company achieved strong volumes of residential property sales in both countries. In the first half of 2017, Cheung Kong Property was the largest seller of residential property in Hong Kong. Additionally, the value of Cheung Kong Property’s commercial Hong Kong properties was highlighted with the sale by the government of the comparable Murray Road property across from Cheung Kong Property’s Hutchison House. The transaction fetched a land premium that implied a price of HK$50k per square foot (psf) on a gross floor area (GFA) basis and a cap rate of less than 3%. Our appraisal of Hutchison House is around HK$16k psf, which reflects the 5% cap rate we use to appraise Cheung Kong Property’s office properties in Central, Hong Kong. Cheung Kong Property will begin redevelopment of Hutchison House which will allow the company to substantially increase the plot ratio from the current 22 story building to 38 floors. Managing Director Victor Li built value on two fronts by selling residential properties into a high price/high demand market and aggressively buying in Cheung Kong Property’s undervalued stock. YTD, Cheung Kong Property paid HK$6.9 billion to repurchase ~3.3% of outstanding shares at a substantial discount to our appraisal. In May the company closed its acquisition of Duet in Australia. In the same month, Cheung Kong Property took advantage of the low interest rate environment and issued US$1.5 billion 4.6% guaranteed senior perpetual capital securities, which are being used to repurchase additional shares.

Level 3 Communications (+4%; +0.28%), the multinational telecommunications and Internet service provider, did not have a significant impact on the Fund’s performance but made a major announcement during the quarter. CEO Jeff Storey was named the successor to CEO Glen Post at CenturyLink, whose acquisition of Level 3 should close in a few months. With this announcement, we are thrilled that Storey’s stellar team, who created 182% in shareholder return since he took over in 2013, will be running operations at the new CenturyLink – a powerful combination of Level 3 with CenturyLink’s fiber network, most of which came through its 2011 acquisition of Qwest. Level 3 is the Fund’s largest position but will become a more normal weight after the merger because at the current CenturyLink price, around 45% of the deal will be paid in cash.

Chesapeake Energy (-16%; -0.55%), one of the largest U.S. producers of natural gas, oil, and natural gas liquids, was the Fund’s primary detractor. Weak commodity prices impacted the oil and gas group overall, but what was most striking about Chesapeake was the stock price’s extremely high correlation to oil prices instead of natural gas prices this quarter. Although Chesapeake’s production is primarily weighted to gas, a meaningful percentage of the company’s current earnings before interest, taxes, depreciation and amortization (EBITDA) comes from oil. Additionally, oil’s importance to Chesapeake going forward has increased with much of current drilling focused on oil, especially in the Powder River Basin and Eagle Ford Shale.

Global Fund	Longleaf Partners Funds ∎ 30

Global Fund Management Discussion

CEO Doug Lawler and his team will make prudent asset sales when the price and time are right, as they have done in the past, but the lack of such reported sales this quarter also weighed on the stock price.

Portfolio Activity

We increased the Fund’s position in Fairfax Financial, a Canadian based insurance and reinsurance operator that we began buying in the first quarter. Southeastern previously owned the company for over a decade, and both the Longleaf International and Small-Cap Funds had positions. CEO and Founder Prem Watsa has continued to increase Fairfax’s value since we sold three years ago, and the company has outgrown the small cap universe. Fairfax is underwriting more successfully than when we previously owned it, is about to complete a value-accretive merger with Allied World, and still has the investing prowess of Watsa and his team. Because the merger is on the come and Watsa is holding a large amount of cash that is not producing significant income, near-term reported earnings per share are well below the company’s long run earnings power. We are excited to partner with Watsa at Fairfax again.

We sold our stake in Genting Singapore, the casino company with a duopoly in Singapore and controlled by Genting Berhad. The stock reached our appraisal as the company reported a strong quarter. Hold-adjusted EBITDA rose around 45% year- over-year (YOY), beating market expectations by a wide margin. The company gained mass market share. Write-downs on VIP receivables fell over 80% YOY, and management’s statements regarding the balance sheet implied a lower level of bad debt provisions going forward. The company also announced its intention to redeem S$2.3 of billion perpetual securities which would save almost S$120 million in interest costs. In our 19 month holding period, Genting Singapore generated a 58% return.

Outlook

The P/V in the high-70s% is higher than usual, as is the 14% cash position. In spite of a more challenging market for investing in undervalued securities, we are confident that the businesses we own have the financial and competitive strength to produce solid results. Our management partners are building values through strong operations as well as prudent capital allocation.In addition, our productive research has built an attractive list of high quality prospective investments that we are positioned to buy as the market provides inevitable opportunities. We believe in the Fund’s ability to generate long-term outperformance based on what we own and what we will own as a result of Southeastern’s time-tested value discipline and deep global research team.

Global Fund	Longleaf Partners Funds ∎ 31

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended June 30, 2017

	YTD*	1 Year	Since Inception 12/27/12
Global Fund	19.48%	42.89%	9.38%
MSCI World Index	10.66	18.20	10.54

*	Not annualized.

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2017, the total expense ratio for the Global Fund is 1.52%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.65% of average annual net assets. Effective May 1, 2016, Southeastern agreed to voluntarily reduce the expense limit to 1.20%. This voluntary fee waiver for the Global Fund may be discontinued at any time.

Global Fund	Longleaf Partners Funds ∎ 32

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2017
			Net Assets
Investments			86.1%
Level 3 Communications, Inc.	9.1
FedEx Corporation	6.6
LafargeHolcim Ltd	6.0
EXOR N.V.	5.4
CK Hutchison Holdings Limited	5.2
Wynn Resorts, Limited	5.0
Fairfax Financial Holdings, Limited	5.0
OCI N.V.	4.7
Yum China Holdings, Inc.	4.5
United Technologies Corporation	4.3
Cheung Kong Property Holdings Limited	4.2
Alphabet Inc.	4.1
Melco International Development Limited	4.1
CNH Industrial N.V.	3.5
Ferrovial S.A.	3.4
Chesapeake Energy Corporation	2.6
Hopewell Holdings Limited	2.5
T. Rowe Price Group, Inc.	2.1
CONSOL Energy Inc.	1.7
K. Wah International Holdings Limited	1.4
Genting Berhad (Common & Warrants)	0.7	*
Cash Reserves Net of Other Assets and Liabilities			13.9 *

			100.0%

* Weightings adjusted for sale of warrants and purchase of underlying stock:
Genting Berhad			4.3%
Cash Reserves Net of Other Assets and Liabilities			10.3

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2017 through June 30, 2017
New Holdings	Quarter
Fairfax Financial Holdings, Limited	1Q
Eliminations
Genting Singapore PLC	2Q

Longleaf Partners Global Fund	Longleaf Partners Funds ∎ 33

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	76,724	$9,368,768	4.3%
Air Freight & Logistics
FedEx Corporation (United States)	66,061	14,357,037	6.6
Capital Markets
T. Rowe Price Group, Inc. (United States)	59,700	4,430,337	2.1
Chemicals
OCI N.V.*(a) (Netherlands)	465,968	10,255,616	4.7
Construction & Engineering
Ferrovial S.A. (Spain)	332,693	7,385,029	3.4
Construction Materials
LafargeHolcim Ltd (French Exchange)(a) (Switzerland)	205,845	11,818,795	5.5
LafargeHolcim Ltd (Swiss Exchange)(a) (Switzerland)	19,600	1,122,161	0.5

		12,940,956	6.0

Diversified Financial Services
EXOR N.V. (Netherlands)	214,151	11,591,265	5.4
Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	331,812	19,676,452	9.1
Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	23,276	51,024	0.0
Melco International Development Limited (Hong Kong)	3,295,388	8,821,524	4.1
Wynn Resorts, Limited (United States)	80,683	10,821,204	5.0
Yum China Holdings, Inc.* (China)	243,465	9,599,825	4.5

		29,293,577	13.6

Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	901,029	11,309,818	5.2
Insurance
Fairfax Financial Holdings, Limited (Canada)	24,711	10,709,307	5.0
Internet Software & Services
Alphabet Inc. — Class C* (United States)	9,735	8,846,487	4.1
Machinery
CNH Industrial N.V. (Netherlands)	676,037	7,655,740	3.5
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation* (United States)	1,106,711	5,500,354	2.6
CONSOL Energy Inc.* (United States)	246,324	3,680,081	1.7

		9,180,435	4.3

Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	1,166,529	9,136,562	4.2
Hopewell Holdings Limited (Hong Kong)	1,391,500	5,302,259	2.5

See Notes to Financial Statements.

Longleaf Partners Global Fund	Longleaf Partners Funds ∎ 34

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
K. Wah International Holdings Limited (Hong Kong)	5,101,506	$3,097,188	1.4%
		17,536,009	8.1

Total Common Stocks (Cost $144,105,791)		184,536,833	85.4

Warrants

Hotels, Restaurants & Leisure
Genting Berhad Warrants, exercise price $1.86, 12/18/18 * (Malaysia) (Cost $3,584,459)	4,170,786	1,583,726	0.7

Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 6/28/18, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $290,800)	28,000,000	56,000	—

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.12%, dated 6/30/17, due 7/3/17, Repurchase price $30,322,303 (Collateral: $30,932,561 U.S. Treasury Bond, 2.50% due 5/15/46, Par $32,975,000)	30,322,000	30,322,000	14.1
Total Investments (Cost $178,303,050)		216,498,559	100.2

Forward Currency Contracts		(355,167)	(0.1)

Other Assets (Liabilities), Net		(125,803)	(0.1)

Net Assets		$216,017,589	100.0%

*	Non-income producing security.
(a)	See Note 3.

Forward Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Loss
USD 7,695,270	RMB 54,653,466	State Street	9/21/17	$(316,497)
USD 1,974,263	RMB 13,900,000	State Street	3/23/18	(38,670)
				$(355,167)

Currency Abbreviation:

RMB — Chinese Renminbi

USD — U.S. Dollar

See Notes to Financial statements.

Longleaf Partners Global Fund	Longleaf Partners Funds ∎ 35

Portfolio of Investments	(Unaudited)

Country Weightings

Net Assets
United States	35.5%
Hong Kong	17.4
Netherlands	13.6
Switzerland	6.0
Canada	5.0
China	4.5
Spain	3.4
Malaysia	0.7
86.1
All other, net	13.9

100.0%

Regional Weightings

                                                                                    Region                                  Net Assets

See Notes to Financial Statements.

Longleaf Partners Funds ∎ 36

Statements of Assets and Liabilities	at June 30, 2017 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets
Investments:
Affiliated securities, at market value (Cost $365,057,109, $1,533,145,361, $0, $0, respectively) (Note 2 and 5)	$172,358,926	$1,558,804,378	$—	$—
Controlled investments, at market value (Cost $0, $229,430,000, $0, $0, respectively) (Note 5)	—	209,183,324	—	—
Non-affiliated securities, at market value (Cost $2,361,208,528, $1,905,768,622, $1,055,055,602, $178,303,050, respectively) (Note 2)	3,196,383,002	2,445,607,108	1,187,147,142	216,498,559

Total Investments	3,368,741,928	4,213,594,810	1,187,147,142	216,498,559

Cash	568	407	32	223
Receivable for:
Fund shares sold	163,718	956,786	428,569	14,965
Dividends and interest	678,060	4,366,180	754,222	126,517
Securities sold	21,615,781	18,730,497	5,009,780	—
Foreign tax reclaims	—	—	305,005	49,335
Other assets	29,831	30,788	8,515	1,400

Total Assets	3,391,229,886	4,237,679,468	1,193,653,265	216,690,999

Liabilities
Payable for:
Fund shares redeemed	846,546	1,364,609	585,595	100,020
Securities purchased	—	59,158,319	—	—
Investment counsel fee (Note 3)	2,189,025	2,683,339	1,067,190	149,967
Administration fee (Note 3)	280,911	346,820	98,500	17,921
Unrealized loss on forward currency contracts (Note 8)	—	—	3,274,877	355,167
Other accrued expenses	339,938	248,877	148,946	50,335

Total Liabilities	3,656,420	63,801,964	5,175,108	673,410

Net Assets	$3,387,573,466	$4,173,877,504	$1,188,478,157	$216,017,589

Net assets consist of:
Paid-in capital	$2,634,366,012	$3,567,774,725	$1,106,796,199	$177,720,549
Undistributed net investment income (loss)	37,765,107	30,627,698	(6,449,819)	524,932
Accumulated net realized gain (loss) on investments and foreign currency	72,966,056	30,224,254	(40,686,337)	(67,438)
Net unrealized appreciation on investments and foreign currency	642,476,291	545,250,827	128,818,114	37,839,546

Net Assets	$3,387,573,466	$4,173,877,504	$1,188,478,157	$216,017,589

Net asset value per share	$27.38	$28.85	$15.96	$14.29

Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	123,742,134	144,685,484	74,453,222	15,121,371

See Notes to Financial Statements

Longleaf Partners Funds ∎ 37

Statements of Operations	For the Six Months Ended June 30, 2017 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $0, $0, $291,996, $12,592, respectively)	$23,968,415	$22,966,894	$11,033,190	$1,715,873
Dividends from affiliates (no foreign tax withheld) (Note 5)	—	8,439,021	466,468	—
Dividends from controlled investments (no foreign tax withheld) (Note 5)	—	4,272,416	—	—
Interest from non-affiliates	2,119,478	13,799,916	1,348,592	6,030

Total Investment Income	26,087,893	49,478,247	12,848,250	1,721,903

Expenses:
Investment counsel fee (Note 3)	13,202,780	15,861,127	5,909,185	1,122,160
Administration fee (Note 3)	1,694,252	2,048,698	541,329	99,748
Transfer agent fees and expenses	740,093	322,037	221,939	25,730
Trustees’ fees and expenses	150,987	150,986	150,987	150,987
Custodian fees and expenses	115,182	70,047	123,577	25,027
Other	201,472	397,654	109,751	66,726

Total Expenses	16,104,766	18,850,549	7,056,768	1,490,378
Expense reimbursement (Note 3)	—	—	—	(293,407)

Net expenses after reimbursement	16,104,766	18,850,549	7,056,768	1,196,971

Net Investment Income	9,983,127	30,627,698	5,791,482	524,932

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	221,400,184	71,093,651	58,076,701	1,845,135
Affiliated securities (Note 5)	—	(5,762,575)	(3,715,779)	—
Options purchased (Note 8)	—	(3,320,957)	(3,631,311)	(239,507)
Forward currency contracts (Note 8)	—	—	1,414,921	(62,402)
Foreign currency transactions	(41,957)	(1,280)	(61,630)	(13,094)

Net Realized Gain	221,358,227	62,008,839	52,082,902	1,530,132

Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	70,435,429	76,913,162	114,135,112	34,058,909
Affiliated securities (Note 5)	(37,955,882)	63,433,704	10,395,228	—
Controlled investments (Note 5)	—	(35,925,439)	—	—
Options purchased (Note 8)	(2,327,400)	985,354	1,980,779	(15,830)
Forward currency contracts (Note 8)	—	—	(7,401,754)	(570,695)
Foreign currency transactions	—	—	19,506	3,714

Net Change in Unrealized Appreciation	30,152,147	105,406,781	119,128,871	33,476,098

Net Realized and Unrealized Gain	251,510,374	167,415,620	171,211,773	35,006,230

Net Increase in Net Assets Resulting from Operations	$261,493,501	$198,043,318	$177,003,255	$35,531,162

See Notes to Financial statements

Longleaf Partners Funds ∎ 38

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$9,983,127	$29,371,592	$30,627,698	$9,252,843
Net realized gain (loss) from investments and foreign currency transactions	221,358,227	(144,130,128)	62,008,839	630,074,627
Net change in unrealized appreciation from investments and foreign currency transactions	30,152,147	766,201,074	105,406,781	105,992,749

Net increase in net assets resulting from operations	261,493,501	651,442,538	198,043,318	745,320,219

Distributions to Shareholders:
From net investment income	—	(340,704)	—	(13,901,253)
From net realized gain on investments	—	(73,156,585)	—	(631,805,935)

Net decrease in net assets resulting from distributions	—	(73,497,289)	—	(645,707,188)

Capital Share Transactions:
Net proceeds from sale of shares	49,457,468	160,784,617	210,816,805	318,047,835
Reinvestment of shareholder distributions	—	67,776,841	—	518,783,340
Cost of shares redeemed	(371,665,663)	(982,801,821)	(230,643,925)	(750,426,127)

Net increase (decrease) in net assets from fund share transactions	(322,208,195)	(754,240,363)	(19,827,120)	86,405,048

Total increase (decrease) in net assets	(60,714,694)	(176,295,114)	178,216,198	186,018,079
Net Assets:
Beginning of period	3,448,288,160	3,624,583,274	3,995,661,306	3,809,643,227

End of period	$3,387,573,466	$3,448,288,160	$4,173,877,504	$3,995,661,306

Undistributed net investment income	$37,765,107	$27,781,980	$30,627,698	$—

Capital Share Transactions:
Issued	1,882,502	7,039,409	7,453,179	11,190,230
Reinvested	—	2,679,881	—	19,051,655
Redeemed	(14,124,900)	(42,694,248)	(8,114,866)	(26,087,020)

Net increase (decrease) in shares outstanding	(12,242,398)	(32,974,958)	(661,687)	4,154,865

See Notes to Financial Statements

Longleaf Partners Funds ∎ 39

Statements of Changes in Net Assets

	International Fund		Global Fund
	Six Months		Six Months
	Ended June 30,	Year Ended	Ended June 30,	Year Ended
	2017	December 31,	2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016
Operations:
Net investment income	$5,791,482	$8,863,835	$524,932	$966,468
Net realized gain (loss) from investments and foreign currency transactions	52,082,902	(53,175,926)	1,530,132	13,064,107
Net change in unrealized appreciation from investments and foreign currency transactions	119,128,871	151,418,346	33,476,098	21,940,084

Net increase in net assets resulting from operations	177,003,255	107,106,255	35,531,162	35,970,659

Distributions to Shareholders:
From net investment income	—	(23,296,482)	—	(924,728)
From net realized gain on investments	—	—	—	—

Net decrease in net assets resulting from distributions	—	(23,296,482)	—	(924,728)

Capital Share Transactions:
Net proceeds from sale of shares	102,663,221	79,067,355	8,228,923	47,872,912
Reinvestment of shareholder distributions	—	20,439,479	—	654,820
Cost of shares redeemed	(79,931,311)	(311,556,604)	(15,326,104)	(63,455,139)

Net increase (decrease) in net assets from fund share transactions	22,731,910	(212,049,770)	(7,097,181)	(14,927,407)

Total increase (decrease) in net assets	199,735,165	(128,239,997)	28,433,981	20,118,524
Net Assets:
Beginning of period	988,742,992	1,116,982,989	187,583,608	167,465,084

End of period	$1,188,478,157	$988,742,992	$216,017,589	$187,583,608

Undistributed net investment income (loss)	$(6,449,819)	$(12,241,301)	$524,932	$—

Capital Share Transactions:
Issued	6,849,565	6,192,019	626,116	5,054,847
Reinvested	—	1,520,720	—	54,797
Redeemed	(5,465,076)	(25,056,854)	(1,194,212)	(6,207,475)

Net increase (decrease) in shares outstanding	1,384,489	(17,344,115)	(568,096)	(1,097,831)

See Notes to Financial Statements

Longleaf Partners Funds ∎ 40

Notes to Financial Statements	(Unaudited)

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

The following is a description of the valuation techniques applied to the Funds’ investments (see also Note 7. Fair Value Measurements).

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close, and categorized as Level 2.

In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.

When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S.

Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by using an external pricing service as determined by the Board of Trustees, consistent with any regulatory guidelines, and are categorized as Level 2.

Security Transactions

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on

Longleaf Partners Funds ∎ 41

Notes to Financial Statements	(Unaudited)

the dividend. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds’ capital accounts for permanent book and tax basis differences.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants

The Funds may invest in warrants and stock purchase rights of companies, which gives the Funds the right to buy stock. The warrant specifies the amount of the underlying stock, the exercise price, and the date the warrant expires. The Funds have no obligation to exercise the warrant and buy the stock.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.

Longleaf Partners Funds ∎ 42

Notes to Financial Statements	(Unaudited)

The market value of an exchange traded option is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-the-counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees, and are categorized in Level 2 of the fair value hierarchy.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets
0.75% in excess of $400 million

Small-Cap Fund	1.00% on first $400 million of average net assets
0.75% in excess of $400 million

International Fund	1.20% on first $500 million of average net assets
1.00% in excess of $500 million

Global Fund	1.125% on first $500 million of average net assets
1.00% in excess of $500 million

Longleaf Partners Funds ∎ 43

Notes to Financial Statements	(Unaudited)

Southeastern has agreed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund	1.50%
Small-Cap Fund	1.50
International Fund	1.75
Global Fund	1.20	*

*	Effective May 1, 2016, Southeastern agreed to voluntarily reduce the expense limit from 1.65% to 1.20%. The voluntary waiver and/or reimbursement for the Global Fund may be discontinued at any time. Southeastern waived and/or reimbursed $293,407 of Global Fund’s expenses during the period ended June 30, 2017.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

A substantial shareholder of Southeastern Concentrated Value Ltd. (SCV), a private fund under a discretionary investment management agreement with Southeastern and in which Longleaf portfolio managers and related parties have a substantial financial interest, is CEO and a director of OCI N.V. and a director of LafargeHolcim Ltd, which are investments in the Funds. Southeastern intends to follow its established investment disciplines with respect to OCI N.V. and LafargeHolicm Ltd and will disregard any potential biases the SCV relationship might create.

Note 4. Investment Transactions

Purchases and sales of investment securities for the period ended June 30, 2017 (excluding short-term and U.S. government obligations) are summarized below:

	Purchases	Sales
Partners Fund	$176,802,152	$737,568,914
Small-Cap Fund	281,557,064	675,227,080
International Fund	105,436,620	252,470,267
Global Fund	13,567,993	30,717,123

Note 5. Affiliated Issuer and Controlled Investments

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company’s outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended June 30, 2017 were as follows:

	Shares at	Market Value at
	6/30/17	6/30/17	12/31/16	Purchases	Sales	Dividends
Partners Fund
CONSOL Energy Inc.*	11,536,742	$172,358,926	$210,314,807	$—	$—	$—
Small-Cap Fund
Actuant Corporation – Class A	5,841,674	143,705,180	151,591,440	—	—	—
CONSOL Energy Inc.*	12,289,798	183,609,582	227,769,266	—	3,337,950	—
Deltic Timber Corporation	1,808,158	134,997,076	139,354,737	—	—	361,632

Longleaf Partners Funds ∎ 44

Notes to Financial Statements	(Unaudited)

	Shares at	Market Value at
	6/30/17	6/30/17	12/31/16	Purchases	Sales	Dividends
Eastman Kodak Company(b)	4,000,000	$36,400,000	$—	$43,000,000	$—	$—
Eastman Kodak Company Convertible Preferred Stock – Series A 5.5%(b)	1,864,300	172,783,324	202,108,763	—	—	4,272,416
Graham Holdings Company – Class B	428,000	256,650,200	219,114,600	—	—	1,087,120
Hopewell Holdings Limited	52,817,500	201,259,134	184,772,945	—	2,431,070	3,789,929
OCI N.V.*	11,011,630	242,357,985	192,185,967	—	—	—
Rayonier Inc.(a)	—	—	177,254,420	—	185,467,222	1,665,925
SEACOR Holdings Inc.*(a)	—	—	62,474,924	—	37,820,711	—
Sonic Corp.	6,370,000	168,741,300	121,683,763	41,236,610	—	1,534,415
ViaSat, Inc.*	3,436,313	227,483,921	227,552,647	—	—	—

		$1,767,987,702	$1,905,863,472	$84,236,610	$229,056,953	$12,711,437

*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Controlled investment.

Note 6. Related Ownership

At June 30, 2017 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:

	Percent of Fund
Partners Fund	13%
Small-Cap Fund	3
International Fund	24
Global Fund	62	*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the Fund.

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

Longleaf Partners Funds ∎ 45

Notes to Financial Statements	(Unaudited)

A summary of the inputs used in valuing the Funds’ investments at June 30, 2017 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stock	$2,513,724,403	$—	$—	$2,513,724,403
Options Purchased	—	504,000	—	504,000
Short-Term Obligations	—	854,513,525	—	854,513,525

Total	$2,513,724,403	$855,017,525	$—	$3,368,741,928

Small-Cap Fund
Common Stock	$2,721,693,629	$—	$—	$2,721,693,629
Preferred Stock	—	—	172,783,324	172,783,324
Corporate Bonds	—	128,988,282	—	128,988,282
Options Purchased	—	488,000	—	488,000
Short-Term Obligations	—	1,189,641,575	—	1,189,641,575

Total	$2,721,693,629	$1,319,117,857	$172,783,324	$4,213,594,810

International Fund
Common Stock	$806,221,471	$—	$4,191,638	$810,413,109
Warrants	9,513,447	—	—	9,513,447
Corporate Bonds	—	24,652,406	—	24,652,406
Options Purchased	—	318,000	—	318,000
Short-Term Obligations	—	342,250,180	—	342,250,180
Forward Currency Contracts	—	(3,274,877)	—	(3,274,877)

Total	$815,734,918	$363,945,709	$4,191,638	$1,183,872,265

Global Fund
Common Stocks	$184,536,833	$—	$—	$184,536,833
Warrants	1,583,726	—	—	1,583,726
Options Purchased	—	56,000	—	56,000
Short-Term Obligations	—	30,322,000	—	30,322,000
Forward Currency Contracts	—	(355,167)	—	(355,167)

Total	$186,120,559	$30,022,833	$—	$216,143,392

Transfers are recognized at the beginning of the reporting period. There were no transfers between Level 1, 2, or 3 during the period.

The following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of Level 3 assets, and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing fundamental data relating to the issuer. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Fund	Investments in Securities	Fair Value at 6/30/17 (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$172,783	Preferred Stock Pricing Model	Expected Volatility	35%	Increase

Longleaf Partners Funds ∎ 46

Notes to Financial Statements	(Unaudited)

Fund	Investments in Securities	Fair Value at 6/30/17 (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
International Fund	Common Stock	$4,192	Discounted Cash Flow	Discount Rate	12 - 13%	Decrease
			Method	Revenue Growth Rate	4 - 197%	Increase

*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at June 30, 2017:

	Small-Cap Fund		International Fund
Fair value at December 31, 2016	$202,108,763		$5,472,318
Change in unrealized depreciation	(29,325,439	)(a)	(1,280,680	)(b)
Fair value at June 30, 2017	$172,783,324		$4,191,638

(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Controlled investments.
(b)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Non-affiliated securities.

Note 8. Derivative Instruments

The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.

The following is a summary of the location and type of derivative instruments in the Funds’ financial statements at June 30, 2017:

	Statements of Assets and Liabilities
		By Derivative Type
	Location	Currency	Total
		Partners Fund
Options Purchased	Non-affiliated securities, at market value	$504,000	$504,000

		Small-Cap Fund
Options Purchased	Non-affiliated securities, at market value	$488,000	$488,000

		International Fund
Options Purchased	Non-affiliated securities, at market value	$318,000	$318,000
Forward currency contracts	Unrealized loss on forward currency contracts	(3,274,877)	(3,274,877)

		$(2,956,877)	$(2,956,877)

		Global Fund
Options Purchased	Non-affiliated securities, at market value	$56,000	$56,000
Forward currency contracts	Unrealized loss on forward currency contracts	(355,167)	(355,167)

		$(299,167)	$(299,167)

Longleaf Partners Funds ∎ 47

Notes to Financial Statements	(Unaudited)

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Currency	Total
	Partners Fund
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	$(2,327,400)	$(2,327,400)
	$(2,327,400)	$(2,327,400)

	Small-Cap Fund
Net realized loss:
Non-affiliated securities (Options purchased)	$(3,320,957)	$(3,320,957)
	(3,320,957)	(3,320,957)

Change in unrealized appreciation:
Non-affiliated securities (Options purchased)	985,354	985,354
	$985,354	$985,354

	International Fund
Net realized gain (loss):
Non-affiliated securities (Options purchased)	$(3,631,311)	$(3,631,311)
Forward currency contracts	1,414,921	1,414,921

	(2,216,390)	(2,216,390)

Change in unrealized appreciation (depreciation):
Non-affiliated securities (Options purchased)	1,980,779	1,980,779
Forward currency contracts	(7,401,754)	(7,401,754)

	$(5,420,975)	$(5,420,975)

	Global Fund
Net realized loss:
Non-affiliated securities (Options purchased)	$(239,507)	$(239,507)
Forward currency contracts	(62,402)	(62,402)

	(301,909)	(301,909)

Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	(15,830)	(15,830)
Forward currency contracts	(570,695)	(570,695)

	$(586,525)	$(586,525)

Longleaf Partners Funds ∎ 48

Notes to Financial Statements	(Unaudited)

For the period ended June 30, 2017, the average monthly notional value of derivative instruments were as follows:

	Options Purchased	Forward Currency Contracts
Partners Fund	$184,000,000	$—
Small-Cap Fund	244,000,000	—
International Fund	159,000,000	100,316,671
Global Fund	28,000,000	10,186,343

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 9. Federal Income Taxes

The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2017 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Unrealized Appreciation	$822,160,822	$778,058,812	$211,558,765	$46,928,046
Unrealized Depreciation	(243,684,507)	(232,807,985)	(79,487,797)	(10,034,342)

Net Unrealized Appreciation	$578,476,315	$545,250,827	$132,070,968	$36,893,704

Cost for Federal Income Tax Purposes	$2,790,265,613	$3,668,343,983	$1,055,076,174	$179,604,855

Note 10. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Longleaf Partners Funds ∎ 49

Financial Highlights

The presentation is for a share outstanding throughout each period.

Partners Fund

	Six Months Ended June 30,2017		Year Ended December 31,
	(Unaudited)		2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$25.36		$21.45	$31.24	$33.75	$26.39	$26.65
Net Investment Income (Loss)	0.08	(a)	0.20 (a)	0.26 (a)	0.19 (a)	0.09	0.31
Net Realized and Unrealized Gain (Loss)	1.94		4.24	(6.05)	1.53	8.34	3.95

Total from Investment Operations	2.02		4.44	(5.79)	1.72	8.43	4.26
Dividends from Net Investment Income	—		— (b)	(0.30)	(0.20)	(0.08)	(0.27)
Distributions from Net Realized Capital Gains	—		(0.53)	(3.70)	(4.03)	(0.99)	(4.25)

Total Distributions	—		(0.53)	(4.00)	(4.23)	(1.07)	(4.52)

Net Asset Value End of Period	$27.38		$25.36	$21.45	$31.24	$33.75	$26.39
Total Return	7.97	%(c)	20.72%	(18.80)%	4.92%	32.12%	16.53%
Net Assets End of Period (thousands)	$3,387,573		$3,448,288	$3,624,583	$7,547,608	$8,600,542	$7,695,310
Ratio of Expenses to Average Net Assets	0.95	%(d)	0.95%	0.93%	0.91%	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.59	%(d)	0.84%	0.92%	0.57%	0.25%	0.90%
Portfolio Turnover Rate	7	%(c)	17%	46%	30%	23%	26%

Small-Cap Fund

	Six Months Ended June 30,2017		Year Ended December 31,
	(Unaudited)		2016	2015		2014		2013	2012
Net Asset Value Beginning of Period	$27.49		$26.98	$30.42		$32.46		$28.88	$25.23
Net Investment Income (Loss)	0.21	(a)	0.07 (a)	(0.01	)(a)	(0.06	)(a)	(0.08)	0.03
Net Realized and Unrealized Gain (Loss)	1.15		5.39	(1.83)		4.04		8.62	5.67

Total from Investment Operations	1.36		5.46	(1.84)		3.98		8.54	5.70
Dividends from Net Investment Income	—		(0.10)	—		—		—	(0.03)
Distributions from Net Realized Capital Gains	—		(4.85)	(1.60)		(6.02)		(4.96)	(2.02)

Total Distributions	—		(4.95)	(1.60)		(6.02)		(4.96)	(2.05)

Net Asset Value End of Period	$28.85		$27.49	$26.98		$30.42		$32.46	$28.88
Total Return	4.95	%(c)	20.48%	(6.05)%		12.49%		30.45%	22.96%
Net Assets End of Period (thousands)	$4,173,878		$3,995,661	$3,809,643		$4,383,882		$4,126,633	$3,384,800
Ratio of Expenses to Average Net Assets	0.92	%(d)	0.91%	0.91%		0.91%		0.91%	0.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.49	%(d)	0.23%	(0.03)%		(0.17)%		(0.24)%	0.07%
Portfolio Turnover Rate	9	%(c)	31%	46%		51%		20%	15%

(a)	Computed using average shares outstanding throughout the period.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	Annualized.

Longleaf Partners Funds ∎ 50

Financial Highlights

International Fund

	Six Months Ended June 30,2017		Year Ended December 31,
	(Unaudited)		2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$13.53		$12.35	$13.80	$17.94	$14.04	$11.90
Net Investment Income (Loss)	0.08	(a)	0.11 (a)	0.22 (a)	0.53 (a)	0.06	0.26
Net Realized and Unrealized Gain (Loss)	2.35		1.39	(1.30)	(3.12)	3.89	2.25

Total from Investment Operations	2.43		1.50	(1.08)	(2.59)	3.95	2.51
Dividends from Net Investment Income	—		(0.32)	(0.23)	(0.54)	(0.05)	(0.24)
Distributions from Net Realized Capital Gains	—		—	(0.14)	(1.01)	—	(0.13)

Total Distributions	—		(0.32)	(0.37)	(1.55)	(0.05)	(0.37)
Net Asset Value End of Period	$15.96		$13.53	$12.35	$13.80	$17.94	$14.04

Total Return	17.96	%(b)	12.20%	(7.91)%	(14.76)%	28.14%	21.23%
Net Assets End of Period (thousands)	$1,188,478		$988,743	$1,116,983	$1,459,608	$1,827,767	$1,504,040
Ratio of Expenses to Average Net Assets	1.30	%(c)	1.33%	1.28%	1.25%	1.27%	1.29%
Ratio of Net Investment Income to Average Net Assets	1.07	%(c)	0.88%	1.61%	3.06%	0.36%	1.82%
Portfolio Turnover Rate	12	%(b)	21%	53%	54%	36%	23%

Global Fund

	Six Months Ended June 30, 2017		Year Ended December 31,				Inception December 27, 2012 to
	(Unaudited)		2016	2015	2014	2013	December 31, 2012
Net Asset Value Beginning of Period	$11.96		$9.98	$11.60	$12.84	$10.00	$10.00
Net Investment Income (Loss)	0.03	(a)	0.06 (a)	0.03 (a)	0.09 (a)	(0.03)	—
Net Realized and Unrealized Gain (Loss)	2.30		1.98	(1.63)	(0.84)	2.87	—

Total from Investment Operations	2.33		2.04	(1.60)	(0.75)	2.84	—
Dividends from Net Investment Income	—		(0.06)	(0.02)	(0.08)	—	—
Distributions from Net Realized Capital Gains	—		—	—	(0.41)	—	—

Total Distributions	—		(0.06)	(0.02)	(0.49)	—	—

Net Asset Value End of Period	$14.29		$11.96	$9.98	$11.60	$12.84	$10.00
Total Return	19.48	%(b)	20.43%	(13.76)%	(5.98)%	28.40%	—
Net Assets End of Period (thousands)	$216,018		$187,584	$167,465	$164,372	$113,476	$10
Ratio of Expenses to Average Net Assets(d)	1.20	%(c)	1.32%	1.54%	1.58%	1.65%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53	%(c)	0.54%	0.30%	0.70%	(0.55)%	—
Portfolio Turnover Rate	7	%(b)	33%	58%	40%	4%	—

(a)	Computed using average shares outstanding throughout the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Expenses presented net of fee waiver, the expense ratio before waiver for the periods ended June 30, 2017, December 31, 2016, 2013 and 2012 were 1.49%, 1.52%, 1.73% and 96.24%, respectively.

Longleaf Partners Funds ∎ 51

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2016 and held through June 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/16	Ending account value 6/30/17	Expenses paid during period*	Ending account value 6/30/17	Expenses paid during period*	Annualized expense ratio
Partners Fund	$1,000.00	$1,079.70	$4.90	$1,020.08	$4.76	0.95%
Small-Cap Fund	1,000.00	1,049.50	4.68	1,020.23	4.61	0.92
International Fund	1,000.00	1,179.60	7.03	1,018.35	6.51	1.30
Global Fund	1,000.00	1,194.80	6.53	1,018.84	6.01	1.20

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds ∎ 52

Fund Information

The following additional information may be obtained for free by calling (800) 445-9469, visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Longleaf Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Roommay be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds’ quarter-end holdings is also available at www.longleafpartners.com on or about 15 days following each quarter end and remains available on the until the list is updated in the subsequent quarter.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds ∎ 53

Service Directory

Call (800) 445-9469

Fund Information

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Shareholder Inquiries

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Account Information

For automated account balance and transaction activity, 24 hours a day, seven days a week.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7/31/97
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Advised by Southeatren Asset Management, Inc.®

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2017 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 23, 2017

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 23, 2017

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.